United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

Sino-Global Shipping America, Ltd.

(Exact name of Registrant as specified in charter)

Virginia	001- 34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Boulevard, Suite 305

Roslyn, New York 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐     Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 12, 2018, Sino-Global Shipping America, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors specified on the signature page thereto (the “Investors”) pursuant to which the Company agreed to sell to the Investors, and the Investors agreed to purchase from the Company, in a registered direct offering, an aggregate of 2,000,000 shares (the “Shares”) of the common stock of the Company, no par value per share (“Common Stock”), at a purchase price of $1.50 per Share, for aggregate gross proceeds to the Company of $3 million.

The Company also agreed to sell to the Investors series “A” warrants to purchase up to an aggregate of 2,000,000 shares of Common Stock at an exercise price of $1.75 per share (the “Series A Warrants”) and series “B” warrants to purchase up to an aggregate of 2,000,000 shares of Common Stock at an exercise price of $1.75 per share (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). The Series A Warrants shall be initially exercisable beginning on September 14, 2018 and expire five and a half (5.5) years from the date of issuance. The Series B Warrants shall be initially exercisable beginning on September 14, 2018 and expire thirteen (13) months from the date of issuance. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustment in the event of stock splits or dividends, or other similar transactions, but not as a result of future securities offerings at lower prices.

Net proceeds to the Company from the sale of the Shares and the Warrants (such transaction, the “Offering”), after deducting estimated offering expenses and placement agent fees, are expected to be approximately $2.6 million. The Offering is expected to close on or about March 14, 2018, subject to satisfaction of customary closing conditions.

The offering of the Shares is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-222098), which was originally filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2017 and was declared effective by the Commission on February 16, 2018. The offering of the Warrants is being made pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Maxim Group LLC (the “Placement Agent”) acted as exclusive placement agent in connection with the Offering pursuant to a placement agent agreement between the Company and the Placement Agent dated March 12, 2018 (the “Placement Agreement”). The Placement Agreement provides that the Placement Agent will receive a cash commission fee equal to 7.5% of the aggregate gross proceeds of the Offering. The Company also agreed to reimburse the placement agent for all travel and other out-of-pocket expenses, including the reasonable fees, costs and disbursements of its legal counsel, in an amount not to exceed $90,000.

The Company agreed in the Purchase Agreement that it would not issue any Common Stock (or Common Stock equivalents) for 60 calendar days following the closing of the Offering. The Company also agreed in the Purchase Agreement that it would file with the Commission a registration statement on Form S-1 (or such other form as the Company is then eligible to use) as soon as practicable (and in any event within 45 calendar days of the date of the Purchase Agreement) providing for the resale by the Purchasers of the shares of Common Stock issuable upon exercise of the Warrants, and that it would use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable.

In connection with this Offering, each of our executive officers and directors have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, for sixty (60) days from the date of the Purchase Agreement without the prior written consent of the Placement Agent.

The foregoing descriptions of the Purchase Agreement, the Placement Agreement, the form of Series A Warrant and the form of Series B Warrant are not complete and are qualified in their entirety by references to the full text of the Purchase Agreement, the Placement Agreement, the form of Series A Warrant and the form of Series B Warrant, which are attached hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and are incorporated herein by reference.

1

A copy of the opinion of Woods Rogers Edmunds & Williams PLC relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

Item 3.02	Unregistered Sales of Equity Securities.

On March 12, 2018, the Company entered into the Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K pursuant to which, among other things, it agreed to issue the Warrants to the Investors. The offering of the Warrants is being made pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder. The disclosures in Item 1.01 of this Form 8-K regarding the Warrants and the shares of Common Stock issuable upon the exercise thereof are incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Series A Warrant to purchase Common Stock.

4.2	Form of Series B Warrant to purchase Common Stock.

5.1	Opinion of Woods Rogers Edmunds & Williams PLC.

10.1	Securities Purchase Agreement dated March 12, 2018.

10.2	Placement Agent Agreement dated March 12, 2018.

23.1	Consent of Woods Rogers Edmunds & Williams PLC (included in Exhibit 5.1).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2018

Sino-Global Shipping America, Ltd.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Series A Warrant to purchase Common Stock.

4.2	Form of Series B Warrant to purchase Common Stock.

5.1	Opinion of Woods Rogers Edmunds & Williams PLC.

10.1	Securities Purchase Agreement dated March 12, 2018.

10.2	Placement Agent Agreement dated March 12, 2018.

23.1	Consent of Woods Rogers Edmunds & Williams PLC (included in Exhibit 5.1).

4